UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2020

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 28, 2020, QuickLogic Corporation (the “Company”) issued a press release reaffirming its expectations for fourth quarter 2019 revenue of $3.0 million plus or minus 10%.

This expectation is a forward-looking statement subject to risks and uncertainties, including that the fourth quarter of 2019 revenue expectations are preliminary, and adjustments may be made during the audit process. The information furnished in Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 28, 2020, the Company issued a press release announcing a restructuring plan that will significantly lower its annual operating expenses.

The restructuring plan was approved by the Company’s Board of Directors on January 24, 2020. The majority of the restructuring will come from personnel reductions, which will be across all parts of the Company and geographies, reducing total personnel by approximately 30% by the end of the first quarter.

In conjunction with this plan, the Company estimates it will incur approximately $600,000 of restructuring expenses, of which approximately $500,000 will be cash expenditures with the majority coming in the first quarter of fiscal 2020.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01(d) Exhibits.

The following exhibit is furnished as a part of this report:

Exhibit No.	Exhibit
99.1	Press release dated January 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung Vice President, Finance and Chief Financial Officer